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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: February 25, 2003
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)
1-13274 (Commission File No.)	22-3305147 (I.R.S. Employer Identification No.)
11 Commerce Drive, Cranford, New Jersey 07016 (Address of Principal Executive Offices) (Zip Code)
(908) 272-8000 (Registrant's telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits.
Exhibit Number	Exhibit Title
99.1	Fourth Quarter 2002 Supplemental Operating and Financial Data
99.2	Fourth quarter 2002 earnings press release of Mack-Cali Realty Corporation dated February 26, 2003

Item 9. Regulation FD Disclosure

        For the quarter ended December 31, 2002, Mack-Cali Realty Corporation (the "Company") hereby makes available supplemental data regarding its operations. The Company is attaching such supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

        In addition, on February 26, 2003, the Company issued a press release announcing its financial results for the fourth quarter and full year 2002. A copy of the press release is attached hereto as Exhibit 99.2.

        The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION
Date: February 25, 2003	By:	/s/ BARRY LEFKOWITZ Barry Lefkowitz Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Fourth Quarter 2002 Supplemental Operating and Financial Data
99.2	Fourth quarter 2002 earnings press release of Mack-Cali Realty Corporation dated February 26, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX